EXHIBIT 99.2














FINANCIAL GUARANTY INSURANCE COMPANY
==============================================================================


Unaudited Interim Financial Statements

September 30, 2001


Balance Sheets............................................................   1
Statements of Income......................................................   2
Statements of Cash Flows..................................................   3
Notes to Interim Financial Statements (Unaudited).........................   4

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

Financial Guaranty Insurance Company                                                                                Balance Sheets
----------------------------------------------------------------------------------------------------------------------------------

($ in Thousands)
                                                                                     September 30,                  December 31,
                                                                                         2001                          2000
                                                                                   ----------------------        ------------------
Assets                                                                             (Unaudited)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,492,300 in 2001 and $2,391,948 in 2000)                                         $2,540,092                $2,425,812
Preferred stock, available-for-sale, at fair value
   (cost of $24,598 in 2001 and 2000)                                                     24,662                    25,405
Short-term investments, at cost, which approximates fair value                            13,227                   123,932
Cash                                                                                         864                       991
Accrued investment income                                                                 39,732                    37,055
Receivable for securities sold                                                            14,128                     -
Reinsurance receivable                                                                     8,972                     8,956
Deferred policy acquisition costs                                                         69,509                    68,430
Property, plant and equipment net of
   accumulated depreciation of $8,178 in 2001 and $8,015 in 2000                             463                       626
Prepaid reinsurance premiums                                                             125,993                   132,271
Prepaid expenses and other assets                                                         10,571                    12,539
                                                                                   -------------              ------------
            Total assets                                                              $2,848,213                $2,836,017
                                                                                   =============              ============

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                    $   590,814                $  581,385
Losses and loss adjustment expenses                                                       47,270                    46,707
Ceded reinsurance payable                                                                  2,495                       600
Accounts payable and accrued expenses                                                      7,405                    15,351
Payable for securities purchased                                                          14,131                        -
Current Federal income taxes payable                                                      95,255                    77,092
Deferred Federal income taxes payable                                                     91,750                    85,220
                                                                                    ------------               -----------

            Total liabilities                                                            849,120                   806,355
                                                                                    ------------               -----------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  2001 and at December 31, 2000: 10,000 shares authorized,
  issued and outstanding                                                                  15,000                    15,000
Additional paid-in capital                                                               383,511                   383,511
Accumulated other comprehensive income, net of tax                                        31,387                    23,120
Retained earnings                                                                      1,569,195                 1,608,031
                                                                                     -----------               -----------

            Total stockholder's equity                                                 1,999,093                 2,029,662
                                                                                     -----------               -----------

            Total liabilities and stockholder's equity                                $2,848,213                $2,836,017
                                                                                     ===========               ===========


                             See accompanying notes to unaudited interim financial statements
                                                           -1-
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Financial Guaranty Insurance Company                                                                          Statements Of Income
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($ in Thousands)



                                                                                            Nine Months Ended September 30,
                                                                                         2001                          2000
                                                                                      ----------                  ------------
                                                                                                    (Unaudited)
Revenues:

    Gross premiums written                                                                $97,552                    $ 77,729
    Ceded premiums written                                                                 (8,844)                    (14,744)
                                                                                         ---------                  ----------


    Net premiums written                                                                   88,708                      62,985
    Increase in net unearned premiums                                                     (15,707)                     (1,770)
                                                                                        ----------                   ---------

    Net premiums earned                                                                    73,001                      61,215
    Net investment income                                                                  95,948                     103,273
    Net realized gains                                                                     59,586                      18,780
                                                                                         --------                    --------

        Total revenues                                                                    228,535                     183,268
                                                                                         --------                    --------

Expenses:

    Losses and loss adjustment expenses                                                       633                       3,087
    Amortization of deferred policy acquisition costs                                       7,830                       8,320
    Other underwriting expenses                                                            10,741                      11,635
                                                                                        ---------                   ---------

        Total expenses                                                                     19,204                      23,042
                                                                                         --------                    --------

        Income before provision for Federal income taxes                                  209,331                     160,226

    Provision for Federal income taxes                                                     48,167                      27,176
                                                                                         --------                    --------

        Net income                                                                       $161,164                    $133,050
                                                                                         ========                    ========















                             See accompanying notes to unaudited interim financial statements
                                                           -2-
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Financial Guaranty Insurance Company                                                                      Statements Of Cash Flows
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($ in Thousands)
                                                                                           Nine Months Ended September 30,
                                                                                            2001                    2000
                                                                                        ------------              ----------
                                                                                                     (Unaudited)
Operating activities:

Net income                                                                            $  161,164                  $  133,050
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                                    2,079                       1,359
    Amortization of fixed maturity securities                                              3,562                       3,735
    Policy acquisition costs deferred                                                     (8,909)                     (8,557)
    Amortization of deferred policy acquisition costs                                      7,830                       8,320
    Depreciation of fixed assets                                                             163                         265
    Change in reinsurance receivable                                                         (16)                     (1,280)
    Change in prepaid reinsurance premiums                                                 6,278                        (521)
    Change in accrued investment income, prepaid
       expenses and other assets                                                            (709)                      7,245
    Change in unearned premiums                                                            9,429                       2,291
    Change in losses and loss adjustment expense reserves                                    563                       1,812
    Change in ceded reinsurance payable, accounts payable and
       accrued expenses, receivable for securities sold and
       payable for securities purchased                                                   (6,048)                     (4,054)
    Change in current Federal income taxes payable                                        18,163                      (5,619)
    Net realized gains on investments                                                    (59,586)                    (18,780)
    Other Net                                                                              2,113                       2,121
                                                                                  --------------                ------------

Net cash provided by operating activities                                                136,076                  121,387
                                                                                    ------------                 --------

Investing activities:

Sales or maturities of fixed maturity securities                                       1,526,216                     717,451
Purchases of fixed maturity securities                                                (1,573,124)                   (514,360)
Net sales (purchases) of short-term investments                                          110,705                     (74,924)
                                                                                    ------------                 ------------

Net cash provided by investing activities                                                 63,797                     128,167
                                                                                   -------------                 -----------

Financing activities:

Dividends paid                                                                          (200,000)                   (250,000)
                                                                                    -------------                 -----------
Net cash used for financing activities                                                  (200,000)                   (250,000)
                                                                                    -------------                 -----------
Decrease in cash                                                                            (127)                       (446)
Cash at beginning of period                                                                  991                         924
                                                                                 ---------------              --------------

Cash at end of period                                                            $           864               $         478
                                                                                 ===============               =============





                             See accompanying notes to unaudited interim financial statements
                                                           -3-
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Financial Guaranty Insurance Company             Notes to Financial Statements
------------------------------------------------------------------------------
September 30, 2001 and 2000
(Unaudited)


          (1)  Basis of Presentation

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 2001 and 2000, (b) the financial position at September 30, 2001 and December 31, 2000, and (c) cash flows for the nine months ended September 30, 2001 and 2000.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2000 audited financial statements.

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (2)  Statutory Accounting Practices

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis for the years ended December 31, 2000 and 1999 may be found in the notes to the 2000 audited financial statements.

               In 1999, the National Association of Insurance Commissioners
               (NAIC) adopted the Accounting Practice Manual, which includes Statements of Statutory Accounting Principles. The codification of Statutory Accounting Principles, which is effective January 1, 2001, prescribes statutory accounting practices which may differ from individual state "prescribed or permitted" practices. Where there is a difference, individual state "prescribed or permitted" practice will take precedence over codified Statutory Accounting Principles. Management does not believe the adoption of codification has had a material impact on statutory capital and surplus.

          (3)  Dividends

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.

                                      -4-

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Financial Guaranty Insurance Company            Notes to Financial Statements
-----------------------------------------------------------------------------

September 30, 2001 and 2000
(Unaudited)


               The Company declared dividends of $200 million and $250 million during the first nine months of 2001 and 2000 respectively. Of the dividends declared in 2001 and 2000, $200 million were considered extraordinary (approved by the State of New York Insurance Department) and were paid during the third quarter of 2001 and 2000. None of the Company's surplus is available for dividends during 2001 without approval by the State of New York Insurance Department.

          (4)  Income Taxes

               The Company's effective Federal corporate tax rate (23.0 percent and 17.0 percent for the nine months ended September 30, 2001 and 2000, respectively) is less than the statutory corporate tax rate (35 percent in 2001 and 2000) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

          (5)  Reinsurance

               Net premiums earned are shown net of premiums ceded of $15.1 million and $14.2 million, respectively, for the nine months ended September 30, 2001 and 2000.

          (6)  Comprehensive Income

               Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:


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

                                                                          For the Nine Months
                                                                           Ended September 30,
                                                                       2001               2000
                                                                       ----               ----
               Net income                                          $161,164             $133,050
               Other comprehensive income:
                   Change in unrealized investment gains,
                   net of taxes of  $4,911 in 2001
                       and $13,256 in 2000                            9,121               24,619
                   Change in foreign exchange gains,
                      net of taxes of ($460) in 2001 and
                      $743 in 2000                                     (854)               1,381
                                                                   ---------           ---------
               Comprehensive income                                $169,431             $159,050
                                                                   =========            ========

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                                     - 5 -

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Financial Guaranty Insurance Company             Notes to Financial Statements
------------------------------------------------------------------------------

September 30, 2001 and 2000
(Unaudited)



          (7)  Current Accounting Pronouncements

               The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" adopted by Financial Guaranty Insurance Company on January 1, 2001. Under SFAS No. 133, all derivative instruments (including certain derivative instruments embedded in other contracts) are to be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. At January 1, 2001, there was no material impact on the Company's financial statements related to the adoption of SFAS 133.




































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